UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2022

IVEDA SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-41345	20-2222203
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1744 S. Val Vista, Suite 213 Mesa, Arizona	85204
(Address of Principal Executive Offices)	(Zip Code)

(480) 307-8700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	IVDA	The Nasdaq Stock Market, LLC
Common Stock Purchase Warrants	IVDAW	The Nasdaq Stock Market, LLC

Item 1.01.	Entry into a Material Definitive Agreement.

Private Placement

On August 9, 2022, Iveda Solutions, Inc. (the “Company”) and certain accredited investors (each an “Investor” and collectively, the “Investors”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) pursuant to which the Company agreed to sell and issue to the Investors in a private placement (the “Private Placement”) (i) an aggregate of 1,100,000 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), at a purchase price of $1.52 per share and associated warrant, (ii) an aggregate of 3,289,474 warrants to purchase Common Stock at an execution price of $1.40 per warrant share which are immediately exercisable and remain exercisable for a term of five and a half (5.5) years from issuance (the “Common Warrants”), and (iii) in lieu of shares of Common Stock, 2,189,474 pre-funded warrants to purchase Common Stock, with an exercise price of $0.0001 per share of Common Stock, which are immediately exercisable and remain exercisable until exercised in full (the “Pre-Funded Warrants,” and together with the “Common Warrants, the “Warrants,” and collectively with the Shares, the “Securities”). The exercise prices of the Warrants are subject to adjustment for stock splits, reverse splits, and similar capital transactions as described in the Warrants.

The Private Placement closed on August 11, 2022. The Company received gross proceeds from the Private Placement of approximately five million dollars ($5,000,000.00), before deducting offering expenses payable by the Company. The Company intends to use the net proceeds of the Private Placement for working capital and other general corporate purposes.

The Company engaged Maxim Group LLC (“Maxim”) as the Company’s placement agent for the Private Placement pursuant to a Placement Agency Agreement (the “PAA”) dated as of August 9, 2022. Pursuant to the PAA, the Company agreed to pay Maxim a cash placement fee equal to 7.0% of the gross proceeds of the Private Placement, plus reimbursement of certain expenses and legal fees.

The foregoing description of the Securities Purchase Agreement, the PAA, the Common Warrants, and the Pre-Funded Warrants does not purport to be complete and is qualified in its entirety by reference to the complete text of the Securities Purchase Agreement, the form of the Common Warrant and the form of the Pre-Funded Warrant, which are attached hereto as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

Registration Rights Agreement

In connection with the Private Placement, the Company and the Investors entered into a Registration Rights Agreement dated August 9, 2022 (the “Registration Rights Agreement”), providing for the registration for resale of the Securities (including the shares of Common Stock underlying the Warrants) that are not then registered on an effective registration statement, pursuant to a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”) on or prior to August 24, 2022 (the “Filing Date”). The Company has agreed to use its best efforts to cause the Registration Statement to be declared effective as soon as possible, but in no event later than forty-five (45) days of the closing of the Private Placement (or seventy-five (75) days in the event of a full review of the Registration Statement by the SEC) (the “Effectiveness Date”), and to keep the Registration Statement continuously effective for a period that extends from the first date on which the SEC issues an order of effectiveness in relation to the Registration Statement until such date that all registrable securities (as such term is defined in the Registration Rights Agreement) covered by the Registration Statement have been sold thereunder or pursuant to Rule 144 or may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

In the event (i) the Registration Statement is not filed on or prior to the Filing Date, or (ii) the Company fails to file with the SEC a request for acceleration of a registration statement in accordance with Rule 461 promulgated under the Act within five trading days of the date that the Company is notified by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) prior to the effective date of the Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement within fifteen calendar days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Registration Statement to be declared effective, or (iv) the Registration Statement is not declared effective by the Effectiveness Date, or (v) after the effective date of the Registration Statement, it ceases for any reason to remain continuously effective as to the Securities, or the holders are otherwise not permitted to utilize the prospectus therein to resell the Securities, for more than fifteen consecutive calendar days or more than an aggregate of twenty calendar days during any 12-month period, then, until the applicable event is cured, the Company shall pay to each holder an amount in cash, as partial liquidated damages and not as penalty, equal to the product of 2.0% multiplied by the aggregate subscription amount paid by such holder pursuant to the Securities Purchase Agreement, subject to certain caps set forth in the Registration Rights Agreement.

The Company has granted the Investors customary indemnification rights in connection with the Registration Statement. The Investors have also granted the Company customary indemnification rights in connection with the Registration Statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Shares of Equity Securities.

The information contained above in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Investors in the Securities Purchase Agreement, the offering and sale of the Securities was made in reliance on the exemption afforded by Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws. The Securities (including the shares of Common Stock underlying the Warrants) have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the Securities did not involve a public offering and was made without general solicitation or general advertising. The Investors represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of the securities in violation of the U.S. federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 8.01	Other Events.

On August 9, 2022, the Company issued a press release announcing the Private Placement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements And Exhibits

(a) Exhibits

Number	Description
4.1	Form of Common Stock Purchase Warrant
4.2	Form of Pre-Funded Common Stock Purchase Warrant
10.1*	Form of Securities Purchase Agreement, dated August 9, 2022, by and among Iveda Solutions, Inc. and the persons party thereto
10.2	Placement Agency Agreement with Maxim Group LLC dated August 9, 2022
10.3*	Form of Registration Rights Agreement, dated August 9, 2022, by and among Iveda Solutions, Inc. and the persons party thereto
99.1	Press Release dated August 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVEDA SOLUTIONS, INC.

Date: August 12, 2022	By:	/s/ David Ly
	Name:	David Ly
	Title:	Chief Executive Officer